Exhibit 99.1

WVT Communications Finalizes $17 Million Acquisition of Alteva
New Organizational Structure Established

Warwick, NY – August 8, 2011 – Warwick Valley Telephone Company (“WVT Communications”, “WVT” or the “Company”) (NASDAQ: WWVY), a full service cloud communications company, has finalized the acquisition of Alteva just weeks after the official announcement. Following the closing, Alteva has begun integrating its operations with the existing cloud communications group of WVT. This strategic move will help the newly merged company significantly strengthen its CLEC business, and expand its cloud strategy for unified communications and hosted applications for small, medium and large enterprise customers.

The executive teams of Alteva and WVT will be integrated and jointly manage the merged operation. The new organizational structure will be as follows:

•	Duane Albro will remain CEO of WVT.

•	Ralph Martucci will remain CFO of WVT.

•	David Cuthbert will serve as COO of WVT and as President of its wholly owned subsidiaries Alteva and USA Datanet.

•	John S. Mercer will serve as Chief Technology Officer of WVT.

•	Patrick W. Welsh, III will serve as Chief Administrative Officer of WVT.

•	Louis Hayner will serve as Chief Sales Officer of WVT and its wholly owned subsidiaries Alteva and USA Datanet.

•	Mark Marquez, Chief Technology Officer of Alteva, will become Chief Network Officer for WVT and its wholly owned subsidiaries Alteva and USA Datanet.

Alteva founder, William Bumbernick, will continue to contribute as Chief Innovation Consultant to WVT and its wholly owned subsidiaries Alteva and USA Datanet.

About Alteva
Alteva, a Unified Communications (UC) solution provider headquartered in Philadelphia, offers the most reliable network, the most responsive and proactive customer service and the best value to its customers. It delivers cloud-based UC solutions including Voice over IP phone systems and service (VoIP PBX), hosted Microsoft Communication Services, fixed mobile convergence, and advanced voice applications for the desktop. Alteva’s service requires minimal installation and configuration while eliminating monthly phone and on-premise system maintenance charges, reducing overall communication costs and enabling organizations to improve productivity. By combining Alteva’s voice service with Microsoft Communication Services products, including Microsoft Exchange, Office Communication Server (OCS), and SharePoint, Alteva’s customers receive a true, high-quality, voice-enabled UC solution that easily integrates with existing business applications. Alteva is North America’s largest provider of enterprise hosted VoIP, and provides hosted UC solutions to businesses in all 50 states and four continents. For more information, visit http://www.altevatel.com or call 1-877-258-3821.

About WVT Communications
Warwick Valley Telephone Company (NASDAQ: WWVY) is a global full service cloud communications company with a regional incumbent telecommunications company operating in portions of Orange County New York and northern New Jersey. Through its subsidiaries, Alteva and USA Datanet, and affiliated companies, WVT Communications offers local, long distance, Internet, video, network, unified communications, VoIP and other cloud services. Additional information is available at www.wvtc.com.

Safe Harbor Statement for Warwick Valley Telephone Company
This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements, without limitation, regarding expectations, beliefs, intentions or strategies regarding the future. The Company intends that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others the following: general economic and business conditions, both nationally and in the geographic regions in which the Company operates; industry capacity; demographic changes; technological changes and changes in consumer demand; the successful integration of the Company’s acquired businesses, existing governmental regulations and changes in or the failure to comply with, governmental regulations; legislative proposals relating to the businesses in which the Company operates; reduction in cash distributions from the Orange County-Poughkeepsie Limited Partnership; competition; or the loss of any significant ability to attract and retain qualified personnel.  Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements.  Except as required by law, the Company disclaims any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments.   A more comprehensive discussion of risks, uncertainties and forward looking statements may be seen in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission.

IR contact:
Duane W. Albro
WVT Communications
 President & CEO
 (845) 986-2100
d.albro@wvtc.com

PR contact:
Angela Tuzzo
MRB Public Relations
732-758-1100, ext. 108
Atuzzo@mrb-pr.com